UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 27, 2013

LIFE PARTNERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas

(State of incorporation)

0-7900 (Commission File Number)	74-2962475 (I.R.S. Employer ID no.)

204 Woodhew Waco, Texas (Address of Principal Executive Offices)	76712 (Zip Code)

Issuer’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 27, 2013, Life Partners Holdings, Inc. (“we”) issued a press release announcing that the United States District Court for the District of Nevada has issued summary judgment in favor of our operating subsidiary, Life Partners, Inc., dismissing a variety of claims brought by a group of LPI clients. The parties and issues were the same as in a Texas state court, which had granted judgment in favor of LPI.

The press release is furnished as an exhibit and is posted on our website (www.lphi.com).

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release dated June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 27, 2013.

Life Partners Holdings, Inc.

By:	/s/ R. Scott Peden
R. Scott Peden General Counsel and Secretary